UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

ORION S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-36563	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 City Plaza Drive, Suite 300

Spring, Texas 77389

(Address of principal executive offices, including zip code)

(281) 318-2959

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	OEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Orion S.A. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual General Meeting”) on June 25, 2026. The Company’s shareholders approved and adopted all matters submitted to them at the Annual General Meeting, which matters are described in the Company’s proxy statement that was filed with the SEC on April 24, 2026.

The results of votes on the matters adopted by the Annual General Meeting are as follows:

Proposal 1(i) Election of Ms. Kerry Galvin as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
41,925,506	859,362	33,461	6,206,676

Proposal 1(ii) Election of Ms. Jaqueline Hoogerbrugge as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
42,150,171	634,697	33,461	6,206,676

Proposal 1(iii) Election of Mr. Paul Huck as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
41,664,499	1,122,457	31,373	6,206,676

Proposal 1(iv) Election of Ms. Mary Lindsey as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
41,997,762	786,963	33,604	6,206,676

Proposal 1(v) Election of Mr. Didier Miraton as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
41,663,718	1,121,150	33,461	6,206,676

Proposal 1(vi) Election of Mr. Yi Hyon Paik as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
41,972,163	812,705	33,461	6,206,676

Proposal 1(vii) Election of Mr. Corning Painter as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
41,664,655	1,121,013	32,661	6,206,676

Proposal 1(viii) Election of Mr. Dan Smith as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
41,649,511	1,135,357	33,461	6,206,676

Proposal 2 Approval of the compensation that shall be paid to the Board of Directors of the Company for the period commencing on January 1, 2026 and ending on December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
41,451,508	1,337,588	29,233	6,206,676

Proposal 3 Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2025 (Say-on-Pay vote) as disclosed in the proxy statement.

For	Against	Abstentions	Broker Non-Votes
41,016,614	1,769,809	31,906	6,206,676

Proposal 4 Approval, on a non-binding advisory basis, of the frequency of the future advisory vote on the Company’s named executive officer compensation (Say-on-Pay vote).

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
40,729,237	5,628	2,071,932	11,532	6,206,676

Proposal 5 Approval of the annual accounts of the Company for the financial year that ended on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
47,960,809	482,253	581,943	0

Proposal 6 Approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
47,955,895	482,474	586,634	0

Proposal 7 Allocation of results of the financial year that ended on December 31, 2025, and approval of the interim dividends declared by the Company in the aggregate amount of EUR 4,031,774.

For	Against	Abstentions	Broker Non-Votes
48,514,659	489,588	20,757	0

Proposal 8 Discharge of the members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
41,666,689	597,422	554,220	6,206,676

Proposal 9 Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme - Cabinet de revision agréé for the financial year that ended on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
41,590,076	571,115	657,138	6,206,676

Proposal 10 Appointment of Ernst & Young, Luxembourg, Société anonyme - Cabinet de revision agréé, to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
48,530,014	484,919	10,070	0

Proposal 11 Ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2026.

For	Against	Abstentions	Broker Non-Votes
48,527,686	487,204	10,112	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION S.A.

Date: June 29, 2026	By:	/s/ Jon Puckett
	Name:	Jon Puckett
	Title:	Chief Financial Officer